Supplemental Information
Three Months Ended December 31, 2007
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of February 25, 2008

Quarterly Supplemental Information is also available on the Company’s website — www.healthcarerealty.com
Gabrielle M. Andres (615) 269-8471
Email: GAndres@healthcarerealty.com
     In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2007 under the heading “Risk Factors.” Forward-looking statements represent the Company’s judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2007	Page 1 of 9

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2007	Page 2 of 9

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: (615) 269-8175
Fax: (615) 269-8461
E-mail: communications@healthcarerealty.com
Regional Offices:
Central Office — Arizona
Eastern Office — Tennessee
Southwestern Office — Texas
Western Office — California
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	New York Stock Exchange	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President, Real Estate Investments
John M. Bryant, Jr., Executive Vice President and General Counsel
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1-800-733-5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andres
Phone: (615) 269-8471
Fax: (615) 269-8461
E-mail: GAndres@healthcarerealty.com

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2007	Page 3 of 9

(2) CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2007	2006
ASSETS

Real estate properties:
Land	$102,321	$121,330
Buildings, improvements, and lease intangibles	1,483,547	1,737,126
Personal property	16,305	22,707
Construction in progress	94,457	47,163

	1,696,630	1,928,326
Less accumulated depreciation	(345,457)	(373,706)

Total real estate properties, net	1,351,173	1,554,620

Cash and cash equivalents	8,519	1,950

Mortgage notes receivable	30,117	73,856

Assets held for sale and discontinued operations, net (1)	15,639	—

Other assets, net	90,044	106,177

Total assets	$1,495,492	$1,736,603

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$785,289	$849,982

Accounts payable and accrued liabilities	37,376	32,448

Liabilities of discontinued operations (1)	34	—

Other liabilities	40,798	28,501

Total liabilities	863,497	910,931

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value; 150,000,000 shares authorized; 50,691,331 and 47,805,448 shares issued and outstanding at December 31, 2007 and December 31, 2006, respectively	507	478

Additional paid-in capital	1,286,071	1,211,234

Accumulated other comprehensive loss	(4,346)	(4,035)

Cumulative net income	695,182	635,120

Cumulative dividends	(1,345,419)	(1,017,125)

Total stockholders’ equity	631,995	825,672

Total liabilities and stockholders’ equity	$1,495,492	$1,736,603

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities to be sold as held for sale and includes the results of operations of real estate properties sold or held for sale in discontinued operations on the Company’s Consolidated Statements of Income.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2007	Page 4 of 9

(3) INVESTMENT PROGRESSION
A) Construction in Progress (1)

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	December 31, 2007	Properties	December 31, 2007

Balance at beginning of period	8	$77,925	7	$47,163

Fundings on projects in existence at the beginning of the period	0	10,587	0	32,512

New projects started during the period	2	12,353	5	23,889

Land held for development	0	(6,408)	0	18,554

Completions	0	0	(2)	(27,661)

Balance at end of period	10	$94,457	10	$94,457

B) Real Estate Properties (2)

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	December 31, 2007	Properties	December 31, 2007

Balance at beginning of period	164	$1,580,356	230	$1,881,163

Acquisitions	0	0	3	30,596

Additions/Improvements	0	11,943	0	28,697

Completions (CIP)	0	0	2	27,661

Assets held for sale	(1)	(18,485)	(6)	(25,861)

Reclassified assets previously held for sale to held for use	7	28,359	0	0

Sales	0	0	(59)	(340,083)

Balance at end of period	170	$1,602,173	170	$1,602,173

C) Mortgage Notes Receivable

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	December 31, 2007	Investments	December 31, 2007

Balance at beginning of period	3	$19,384	9	$73,856

Funding of mortgages	1	10,739	2	14,150

Repayments	0	0	(7)	(57,805)

Scheduled principal payments	0	(6)	0	(84)

Balance at end of period	4	$30,117	4	$30,117

D) Unconsolidated LLCs

		For the Three		For the Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	December 31, 2007	Investments	December 31, 2007

Balance at beginning of period	3	$18,893	3	$20,079

New investments during the period	0	0	0	0

Additional investments during the period	0	0	0	0

Equity in losses recognized during the period	0	(250)	0	(309)

Distributions received during the period	0	(287)	0	(1,414)

Balance at end of period	3	$18,356	3	$18,356

(1)	See Schedule 5, Construction in Progress (CIP) and Developments.

(2)	During the fourth quarter of 2007, the Company sold three buildings as part of its disposition of its senior living assets and sold a physician clinic in Virginia. The four buildings were classified as held for sale in its previously reported results for the third quarter of 2007.

Healthcare Realty Trust Incorporated Supplemental Information Three Months Ended December 31, 2007	Page 5 of 9

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

	Medical	Physician	Ambulatory	Specialty	Specialty
	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
	(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total

Master Leases (3)
1 Alabama		$17,660		$2,698	$17,722	$9,493	$47,573	2.7%
2 Arkansas				3,055			3,055	0.2%
3 California		8,363	$1,046		12,688		22,097	1.3%
4 Florida	$41,257	37,372	9,521	3,411	11,703		103,264	5.9%
5 Georgia	7,503	2,683	3,071				13,257	0.8%
6 Illinois	11,939		1,486				13,425	0.8%
7 Indiana		21,597			43,406	3,790	68,793	4.0%
8 Massachusetts		12,035					12,035	0.7%
9 Michigan					13,859	13,105	26,964	1.5%
10 Missouri			4,708	16,370			21,078	1.2%
11 Nevada			3,801				3,801	0.2%
12 Pennsylvania					113,867		113,867	6.5%
13 Tennessee	2,611	3,139				7,316	13,066	0.7%
14 Texas		3,714	17,314		19,225		40,253	2.3%
15 Virginia	30,964	30,911		2,166		9,181	73,222	4.2%

Master Leases	$94,274	$137,474	$40,947	$27,700	$232,470	$42,885	$575,750	33.0%

		(4) Normalized same facility NOI growth for Master Leases (4Q2007 vs. 4Q2006):						2.5%

Operating Properties (3)
1 Arizona	39,254	1,951					41,205	2.4%
2 California	61,018		38,254			27	99,299	5.7%
3 Colorado	12,644						12,644	0.7%
4 District of Columbia	29,773						29,773	1.7%
5 Florida	91,461	17,436					108,897	6.2%
6 Hawaii	36,014						36,014	2.0%
7 Illinois	27,826						27,826	1.6%
8 Kansas	13,399						13,399	0.8%
9 Louisiana	11,691						11,691	0.7%
10 Maryland	15,547						15,547	0.9%
11 Michigan	21,820						21,820	1.3%
12 Mississippi	7,408						7,408	0.4%
13 Missouri	19,763						19,763	1.1%
14 Nevada	54,590						54,590	3.1%
15 Pennsylvania	10,789						10,789	0.6%
16 Tennessee	158,326	2,333				797	161,456	9.3%
17 Texas	342,585	16,662	23,718		3,230	9,223	395,418	22.7%
18 Virginia	1,015						1,015	0.1%
19 Wyoming	19,745						19,745	1.0%

Operating Properties	$974,668	$38,382	$61,972	$—	$3,230	$10,047	$1,088,299	62.3%

		(4) Normalized same facility NOI growth for Operating Properties (4Q2007 vs. 4Q2006):						2.8%

Land Held for Development							18,554	1.1%
Corporate Property							14,027	0.8%

Total Equity Investments	$1,068,942	$175,856	$102,919	$27,700	$235,700	$52,932	$1,696,630	97.2%

Mortgage Investments	13,243	16,874					30,117	1.7%

Mortgage Investments	$13,243	$16,874	$—	$—	$—	$—	$30,117	1.7%

Unconsolidated LLCs (Joint Venture Investments)
1 Oregon	1,926						1,926	0.1%
2 Utah						6,627	6,627	0.4%
3 Washington	9,803						9,803	0.6%

LLC Investments	$11,729	$—	$—	$—	$—	$6,627	$18,356	1.1%

Total Investments	$1,093,914	$192,730	$102,919	$27,700	$235,700	$59,559	$1,745,103	100.0%

Percent of $ Invested	63.9%	11.3%	6.0%	1.6%	13.8%	3.5%	100.0%

Number of Investments	110	34	12	6	14	11	187

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages ranging from 2.8 to 3.0 times and have a combined occupancy of approximately 60%.

(3)	The actual occupancy of the Owned and Managed portfolio is approximately 84%. Properties under a Property Operating Agreement or Master Lease Agreement are considered to have 100% economic occupancy. Therefore, the economic occupancy of the entire portfolio is approximately 91%.

(4)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized growth rate in the same facility portfolio is not representative of the entire portfolio. ''Normalized’ means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 88% of the portfolio is included in the calculation of the ‘same facility’ growth.

Healthcare Realty Trust Supplemental Information Three Months Ended December 31, 2007	Page 6 of 9

(5) CONSTRUCTION IN PROGRESS (CIP) AND DEVELOPMENTS

	Estimated
	Completion				Investment at	Estimated	Estimated
	Date - Core	Property		Approximate	December 31,	Remaining	Total
State	and Shell (1)	Type	Properties	Square Feet	2007	Fundings	Investment (2)

Under construction:
Texas	1Q 2008	MOB	1	140,221	$17,476	$7,438	$24,914
Colorado	3Q 2008	MOB	2	169,050	12,644	14,759	27,403
Arizona	4Q 2008	MOB	2	180,250	8,306	22,737	31,043
Texas	2Q 2009	MOB	1	125,000	9,245	23,755	33,000
Texas	2Q 2009	SIP	1	45,000	3,230	9,170	12,400
Texas	2Q 2009	MOB	1	100,000	6,119	19,839	25,958
Illinois	3Q 2009	MOB	1	83,600	6,234	19,526	25,760
Hawaii	4Q 2009	MOB	1	121,000	12,649	60,929	73,578

Land held for development:
Illinois					8,413
Texas					4,731
Texas					5,410

			10	964,121	$94,457	$178,153	$254,056

Properties transferred from CIP into real estate, but not yet stabilized: (3)

					Estimated
	Date			Investment at	Remaining	Estimated
	Transferred		Square	December 31,	Tenant	Total	4Q 2007
State	from CIP	Property Type	Feet	2007	Improvements	Investment (2)	NOI (4)

Texas	1Q 2007	MOB	171,033	$20,980	$6,620	$27,600	$(36)
Texas	2Q 2007	MOB	73,324	10,937	298	11,235	30

			244,357	$31,917	$6,918	$38,835	$(6)

(1)	The estimated date of completion of the core and shell of the building is based upon current expectations, and is subject to change.

(2)	Total estimated cost of the project upon completion of construction and first generation tenant improvements. This amount is subject to change.

(3)	Not yet stabilized development properties are defined as properties that have been completed within the last 24-month period or have not achieved a 70% occupancy level.

(4)	Represents the Net Operating Income (“NOI”) on these respective properties that is included in the Company’s Consolidated Statements of Income for the three months ended December 31, 2007 and is not the NOI expected upon stabilization.

Healthcare Realty Trust Supplemental Information Three Months Ended December 31, 2007	Page 7 of 9

(6) SQUARE FEET OWNED AND/OR MANAGED (1)
     A) By Geographic Location

	Number of Properties			Owned			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	in Progress	Managed	Management	Total	Percent

1 Texas	44		44	213,292	410,221	2,564,752		3,188,265	28.0%
2 Tennessee	18	5	23	118,932		1,260,260	251,871	1,631,063	14.3%
3 Florida	27		27	572,884		592,963		1,165,847	10.3%
4 Virginia	14	1	15	698,249		7,093	111,998	817,340	7.2%
5 California	11		11	97,913		456,196		554,109	4.9%
6 Pennsylvania	7		7	437,601		63,914		501,515	4.4%
7 Arizona	9	1	10		180,250	205,010	59,106	444,366	3.9%
8 Michigan	9		9	235,227		199,749		434,976	3.8%
9 Illinois	4		4	115,100	83,600	142,955		341,655	3.0%
10 Alabama	6		6	327,535				327,535	2.9%
11 Hawaii	3		3		121,000	138,450		259,450	2.3%
12 Nevada	3		3	16,878		229,090		245,968	2.2%
13 Indiana	3		3	205,499				205,499	1.8%
14 Missouri	5		5	81,580		106,146		187,726	1.7%
15 District of Columbia	2		2			182,836		182,836	1.6%
16 Colorado	2		2		169,050			169,050	1.5%
17 Wyoming	1		1			139,647		139,647	1.2%
18 Louisiana	2		2			133,211		133,211	1.2%
19 Mississippi	1	1	2			58,036	39,648	97,684	0.9%
20 Maryland	2		2			94,664		94,664	0.8%
21 Massachusetts	2		2	84,242				84,242	0.7%
22 Georgia	3		3	78,779				78,779	0.7%
23 Kansas	1		1			70,908		70,908	0.6%
24 Arkansas	1		1	11,963				11,963	0.1%

Total Properties/ Square Feet	180	8	188	3,295,674	964,121	6,645,880	462,623	11,368,298	100.00%

     B) By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed	Owned	Management	Total	Percent

Medical Office	734,247	919,121	6,119,749	7,773,117	462,623	8,235,740	72.5%
Physician Clinics	802,644		243,164	1,045,808		1,045,808	9.2%
Specialty Inpatient	977,249	45,000		1,022,249		1,022,249	9.0%
Other	498,293			498,293		498,293	4.4%
Ambulatory Care/Surgery	165,113		282,967	448,080		448,080	3.9%
Specialty Outpatient	118,128			118,128		118,128	1.0%

Total Square Feet	3,295,674	964,121	6,645,880	10,905,675	462,623	11,368,298	100.0%

Percent of Total Square Footage	29.0%	8.4%	58.5%	95.9%	4.1%	100.0%

Total Number of Properties	72	10	98	180	8	188

     C) By Occupancy (2)

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
	Office (3)	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

Occupants Greater than 1%
1 Baylor Health Care System	745,757						745,757	6.9%
2 Healthsouth			21,791	13,356	643,383		678,530	6.2%
3 HCA	87,564	235,600	8,749			16,400	348,313	3.2%
5 Ascension Health Care System	211,869						211,869	1.9%
4 OrthoIndy		58,474			117,525		175,999	1.6%
6 Melbourne Internal Medicine Assocs	140,128						140,128	1.3%

All Other Occupants Less than 1%	6,587,799	751,734	417,540	104,772	261,341	481,893	8,605,079	78.9%

Total Square Feet	7,773,117	1,045,808	448,080	118,128	1,022,249	498,293	10,905,675	100.0%

(1)	Mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Excludes investments noted above in footnote (1), as well as third party managed properties.

(3)	Medical Office consists of approximately 2,465 occupants with an average square footage of approximately 3,153 square feet per occupant.

Healthcare Realty Trust Supplemental Information Three Months Ended December 31, 2007	Page 8 of 9

(7) LEASE MATURITY SCHEDULE

	Annualized
	Minimum	Number of	Percentage
	Rents (1)	Leases	of Revenues

2008	$25,723	448	13.3%
2009	36,771	376	19.1%
2010	18,482	217	9.6%
2011	22,390	160	11.6%
2012	19,538	145	10.1%
2013	19,309	68	10.0%
2014	18,662	102	9.7%
2015	7,379	37	3.8%
2016	8,292	24	4.3%
Thereafter	16,393	51	8.5%

(1)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent,

or sponsor support payments under property operating agreements.
(8) JOINT VENTURE INVESTMENTS

	Washington	Oregon	Utah
HR Ownership %	75%	50%	10%
HR Investment in JV, net (1)	$9,803	$1,926	$6,627
Income (loss) recorded by HR (2)	$(249)	$(1)	$272
Real Estate Depreciation and Amortization (3)	$514	$168	$—
Facility type	MOB	MOB	OTH
Total unconsolidated assets of JV (4)	$63,557	$17,199	$29,923
Total unconsolidated debt of JV (4)	$49,982	$12,900	$26,009
Total unconsolidated equity of JV (4)	$12,766	$3,851	$3,915

(1)	As of December 31, 2007.

(2)	Included in “Other operating income” on the Company’s Consolidated Statements of Income for the three months ended December 31, 2007.

(3)	The amount of real estate depreciation and amortization for the three months ended December 31, 2007 is included in equity income (loss) recorded by the Company related to its joint venture investments that the Company adds back to net income in calculation of funds from operations (FFO).

(4)	Unaudited information provided by the joint venture.

Healthcare Realty Trust Supplemental Information Three Months Ended December 31, 2007	Page 9 of 9